UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.          )

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Filed by a Party other than the Registrant [ ]
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[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material under §240.14a-12

MGIC Investment Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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The following definitive additional materials are being mailed to our Shareholders of Record and Participants in our Profit Sharing and Savings Plan on or about April 6, 2020.

MGIC INVESTMENT CORPORATION

NOTICE OF CHANGE OF LOCATION AND NOTICE OF CHANGE IN VOTING INSTRUCTIONS FOR
THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 23, 2020

To our Shareholders or Record and Participants in our Profit Sharing and Savings Plan:

Due to the ongoing public health impact of the coronavirus disease 2019 ("COVID-19") outbreak and to support the health and well-being of our associates and shareholders, NOTICE IS HEREBY GIVEN that the location of the Annual Meeting of Shareholders of MGIC Investment Corporation (the “Company”) has been changed. As previously announced, the Annual Meeting of Shareholders (the “Annual Meeting”) will be held on Thursday, April 23, 2020 at 9:00 a.m., Central Time; however, the Annual Meeting will now be held in a virtual meeting format only, via live webcast. You will not be able to attend the Annual Meeting physically. It is the Company's current intent to return to an in-person format for its future annual meetings of shareholders.

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on March 6, 2020, the record date, or hold shares as a participant in the MGIC Profit Sharing and Savings Plan.

Voting Your Shares
The attached proxy card (the “Replacement Proxy Card”) contains new instructions to be used for voting your shares. For your vote to be counted, you must use the new instructions to vote your shares, even if you have already voted using the instructions on the original proxy card that was mailed to you. We apologize for any inconvenience. If you hold shares as a participant in our Profit Sharing and Savings Plan, the plan trustee will vote shares held in your account in accordance with your instructions and the plan terms. The plan trustee will only vote the shares for you if your instructions are received at least three business days before the Annual Meeting date.

Attending the Virtual Meeting
You may attend the Annual Meeting by accessing https://www.virtualshareholdermeeting.com/MTG2020. You must enter the control number found on the Replacement Proxy Card. Because of the change in the format of the meeting due to the COVID-19 outbreak, management will not report on our performance during the last year. However, to the extent feasible, management will answer questions submitted during the meeting that are pertinent to the business of the meeting. The rules of the meeting will provide additional information on our question and answer process. Once admitted to the meeting, you may submit questions, vote (if you were a shareholder of record) and view our list of shareholders during the Annual Meeting by following the instructions that will be available on the meeting website. Registration will begin 15 minutes before the start time of the meeting. A telephone number that you may call for technical assistance will be available on the meeting website. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described on your Replacement Proxy Card.

Our Proxy Statement and Annual Report are available at https://materials.proxyvote.com/552848.

By Order of the Board of Directors

Paula C. Maggio, Secretary
April 6, 2020

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Meeting, proxy statement and 2019 annual report are available at www.proxyvote.com

MGIC INVESTMENT CORPORATION
Annual Meeting of Shareholders
April 23, 2020
9:00 a.m. Central Time

This proxy is solicited by the Board of Directors for use at the Annual Meeting on April 23, 2020.

I hereby appoint TIMOTHY J. MATTKE AND NATHAN H. COLSON, and either one of them, as my proxy and attorney-in-fact, with full power of substitution by the Board of Directors of MGIC Investment Corporation (MGIC), to represent and vote, according to my choices on this proxy card, all shares of Common Stock of MGIC which I am entitled to vote at the Annual Meeting of Shareholders to be held virtually at www.virtualshareholdermeeting.com/MTG2020 on Thursday, April 23, 2020, at 9:00 a.m. Central Time, and at any adjournment, and in the discretion of the proxies on any other business properly brought before the meeting.

Notice to Participants in MGIC's Profit Sharing and Savings Plan: As a participant in the MGIC Profit Sharing and Savings Plan (Plan), you have the right to instruct the Plan Trustee how to vote the shares of MGIC Common Stock allocated to your account. If your voting instructions are received by the Plan Trustee at least three business days before the Annual Meeting, shares held in your account will be voted by the Plan Trustee in accordance with your voting choices. The Plan Trustee will not vote the shares for you if your instructions are not received at least three business days before the Annual Meeting date.

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Continued and to be signed on reverse side

MGIC INVESTMENT CORPORATION
250 . KILBOURN AVE.
MILWAUKEE, WI 53202

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 04/22/2020 for shares held directly and by 11:59 P.M. ET on 04/20/2020 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to www.virtualshareholdermeeting.com/MTG2020

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 04/22/2020 for shares held directly and by 11:59 P.M. ET on 04/20/2020 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. Election of Directors

Nominees

01 Daniel A. Arrigoni
02 C. Edward Chaplin
03 Curt S. Culver
04 Jay C. Hartzell
05 Timothy A. Holt
06 Kenneth M. Jastrow, II
07 Jodeen A. Kozlak
08 Michael E. Lehman
09 Melissa B. Lora
10 Timothy J. Mattke
11 Gary A. Poliner
12 Sheryl L. Sculley
13 Mark M. Zandi

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

		For	Against	Abstain
2	Advisory Vote to Approve our Executive Compensation	☐	☐	☐
3	Approval of the MGIC Investment Corporation 2020 Omnibus Incentive Plan	☐	☐	☐
4	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2020	☐	☐	☐

NOTE: You may attend the Annual Meeting via the Internet and if you hold your shares directly (and not in the plan), you may also vote during the Annual Meeting. Have the information that is printed in the box marked with the arrow on your proxy card or Notice of Internet Availability of Proxy Materials available and follow the instructions.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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